Exhibit 10.4
CONSENT
THIS CONSENT (this “Agreement”), dated as of March 22, 2024, is entered into among P3 HEALTH GROUP, LLC, a Delaware limited liability company (“Borrower”) and VBC Growth SPV LLC, a Delaware limited liability company (the “Holder”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note (as defined below).

RECITALS

WHEREAS, Borrower and Holder entered into an Unsecured Promissory Note dated December 13, 2022 (as may be amended, restated, supplemented or modified from time to time, the “Note”);

WHEREAS, Borrower has indicated to Holder its intent to enter into a new Unsecured Promissory Note with VBC Growth SPV 2, LLC, a Delaware limited liability company (“VBC Growth SPV 2”), under which Borrower shall borrow an aggregate principal amount of $25,000,000 from VBC Growth SPV 2 (as may be amended, restated, supplemented or modified from time to time, the “March 2024 Note”);

WHEREAS, under Section 6(f) of the Note, the Borrower shall not create, incur, assume or permit to exist any Indebtedness (as defined in the Senior Loan Agreement (as in effect on the date hereof)), in any form, whether directly or indirectly, unless such Indebtedness is expressly subordinated to the Obligations on terms reasonably satisfactory to the Holder;

WHEREAS, Borrower has requested that Holder consent to permit the Borrower to enter into the March 2024 Note; and

WHEREAS, Holder is willing to consent to Borrower entering into the March 2024 Note, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent. Holder, as of the date hereof, hereby consents to and approves Borrower’s entering into the March 2024 Note and affirms that Borrower’s entering into the March 2024 Note shall not result in the occurrence of an Event of Default under Section 7(d) of the Note. This is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to (a) constitute a waiver of any other Event of Default or any other breach of the Note, whether now existing or hereafter arising or (b) constitute a waiver of any right or remedy of the Holder under the Note which does not arise solely as a result of the March 2024 Note (all such rights and remedies being expressly reserved). The foregoing consent and waiver shall not otherwise modify or affect Borrower’s obligation to comply fully with any other duty, term, condition or covenant contained in the Note in the future and is limited to the matters set forth above in this Section 1.

2.Condition Precedent. The effectiveness of this Agreement shall be subject to the receipt by the Holder of counterparts of this Agreement duly executed by the Borrower.
3.Expenses. Borrower agrees to reimburse Holder for all reasonable fees, charges and disbursements of the Holder in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of its counsel.
4.Reaffirmation. Borrower acknowledges and reaffirms (a) that it is bound by all of the terms of Note and (b) that it is responsible for the observance and full performance of all obligations thereunder.

5.Miscellaneous.

(a)    Borrower represents and warrants to Holder that (i) it has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity.

(b)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(c)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:
P3 HEALTH GROUP, LLC

By: /s/ Atul Kavthekar
Name: Atul Kavthekar
Title: CFO

P3 HEALTH GROUP HOLDINGS, LLC
CONSENT (MARCH 2024 NOTE)

HOLDER:

VBC GROWTH SPV LLC
By: Chicago Pacific Founders GP III, L.P. its Manager
By: Chicago Pacific Founders UGP III, LLC, its General Partner

By: /s/ Mary Tolan
Name: Mary Tolan
Title: Manager

P3 HEALTH GROUP HOLDINGS, LLC
CONSENT (MARCH 2024 NOTE)